SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 31, 2002

Plains All American Pipeline, L.P.

(Name of Registrant as specified in its charter)

DELAWARE	0-9808	76-0582150
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

333 Clay Street, Suite 1600

Houston, Texas 77002

(713) 646-4100

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Balance Sheet of Plains AAP, L.P., dated as of December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: March 5, 2003	By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Phil Kramer Name: Phil Kramer Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Balance Sheet of Plains AAP, L.P., dated as of December 31, 2002.

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